Exhibit 10.120

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS.  ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Sunoco Logistics	Sunoco Partners Marketing & Terminals LP.
907 S. Detroit
Tulsa,OK 74120

September 2, 2005

Ladder Energy Company

Attn: Jim McCaghren

309 West Seventh Street, Ste. 1600

Fort Worth, TX 76102

Re:	Crude Oil Purchase Agreement
Sunoco Partners Reference No. 502606

Dear Jim,

Reference is made to the above subject Crude Oil Purchase Agreement whereby Sunoco Partners Marketing & Terminals L. P. will purchase all of the crude oil and condensate, produced from the lease(s) listed on Exhibit “A”.

This confirms our understanding that by mutual consent said agreement shall be amended as follows:

Effective September 1, 2005, the Price shall be amended to read as follows:

Sunoco’s base price for Oklahoma Sweet crude oil (currently Sunoco’s Column 7), no gravity adjustment, available in Sunoco Partners Marketing & Terminals L. P. Crude Oil Price Bulletin Summary as published, modified by the net adjustment.  Buyer and Seller agree that for all leases listed on the attached Exhibit “A” and any additions thereto during the term of this agreement, the net adjustment will be computed as set forth in Exhibit “A”.  The Temporary Marketing Adjustment (T.M.A.) currently equals*****(1) per barrel.

Effective October 1, 2005, the Price shall be amended to read as follows:

Sunoco’s base price for Oklahoma Sweet crude oil (currently Sunoco’s Column 7), no gravity adjustment, available in Sunoco Partners Marketing & Terminals L. P. Crude Oil Price Bulletin Summary as published, modified by the net adjustment.  Buyer and Seller agree that for all leases listed on the attached Exhibit “A” and any additions thereto during the term of this agreement, the net adjustment will be computed as set forth in Exhibit “A”.  The Temporary Marketing Adjustment (T.MA.) currently equals *****(1) per barrel.

For pricing purposes, the oil delivered during any given calendar month hereunder shall be deemed to have been delivered in equal daily quantities during such month.

Effective October 1, 2005, the Term shall be amended to read as follows:

Term.  This agreement shall remain in effect for an extended term of one (1) year commencing on October 1, 2005, and from month to month thereafter, unless and until terminated by either party upon written notice thereof given thirty (30) days in advance of the end of the primary term of this agreement or any extensions thereof.

Except as specifically modified, all terms and conditions of said Crude Oil Purchase Agreement shall remain in full force and effect.

(1) THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS.  ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Please acknowledge your agreement to this amendment by signing below and mailing or faxing a copy to:

Sunoco Partners Marketing & Terminals L. P.
Attn: Elaine Smith
907 S. Detroit
Tulsa, OK 74120
Fax: (918) 586-6879

If we do not receive a signed copy by mail or fax within ten (10) business days from the date of receipt of this amendment, we will take that as evidence of your acceptance of this amendment to the above referenced agreement.

Agreed and accepted this 12th day of September, 2005.

LADDER ENERGY COMPANY		SUNOCO PARTNERS MARKETING & TERMINALS L.P.
		By:	Sunoco Logistics Partners Operations GP LLC, Its General Partner

By:	/s/ Jim McCaghren	By:	/s/ James A. Medico

Title:	Controller/HR Manager		James A. Medico, Agent
		Title	Crude Oil Representative

2

SUNOCO, INC. (R&M)

COPA GENERAL PROVISIONS

1.             Existing Laws.  This Agreement will be governed by existing laws of the State of Oklahoma.

2.             Force Majeure.  Neither party shall be liable to the other for failure or delay in making or accepting deliveries hereunder to the extent that such failure or delay may be due to compliance with acts, orders, regulations or requests of any federal, state or local civilian or military authority or as a result of insurrections, wars, rebellion, riots, strikes, labor difficulties, action of the elements, disruption or breakdown of production or transportation facilities, or any other cause, whether or not of the same class or kind, reasonably beyond the control of such party.

3.             Quality and Measurement.  Seller warrants that all crude oil purchased hereunder shall be of merchantable quality (that is, unaltered and uncontaminated by any foreign substances or chemicals not normally associated with oil) and suitability shall be determined within the Buyer’s exclusive, good faith opinion. Quantities of oil delivered hereunder shall be determined by a method of measurement generally accepted within the industry including, but not limited to, the use of automatic measuring equipment, lank gauges on 100% tank table basis, and certified truck gauges and meters.  Meters shall be proven in accordance with the latest American Petroleum Institute standards.  Volume shall be measured in barrels of forty-two (42) U.S. Gallons as adjusted for temperature to 60 degrees Fahrenheit, less deductions for basic sediment and water and other impurities determined according to applicable API practices.  Oil containing basic sediment and water in excess of the quantity permitted by the carrier’s tariff shall be treated by Seller to render it merchantable.  Tests for quality shall be made at regular intravels by Buyer or Buyer’s Agent in accordance with recognized procedures.  Each party shall have the right to have a representative present to witness all tests and measurements but in the absence of either party’s representative, the results of the tests and measurements performed by the Buyer shall be deemed to be conclusive.

4.             Waiver.  Failure by either party to object to any failure of performance by the other party of any provision of this Agreement shall not constitute a waiver of, or estoppel against, the right of such party to require such performance by the other.  Nor shall any such failure to object constitute a waiver or estoppel with respect to any succeeding failure of performance.

5.             Assignment.  This Agreement shall not be assignable by either party without the prior written consent of the other. Any attempted assignment without such Consent shall be void.

6.             Compliance with Laws.  Each party agrees that the performance of this contract shall comply with all applicable state, federal and local laws, Each party shall supply evidence of compliance, if required.

7.             Security.  If, in the reasonable opinion of either party, the financial responsibility of the other party is or becomes impaired or unsatisfactory, or if the other party fails to make any payment or delivery when required, the requesting party may require satisfactory security to secure performance or payment or both, whether by way of stand-by or documentary letter of credit, guaranty, advance payment, or otherwise, Failure to provide the required security shall constitute a material breach of the Agreement entitling the requesting party to cancel or suspend its delivery obligation and to offset any payments or deliveries due the other party under this Agreement or other Agreements between the two parties.

8.             Damages.  The parties agree that in the event of a material breach of the Agreement resulting from a repudiation of an obligation or a failure to deliver or receive all or a material portion of the required quantities, the non-breaching party shall be entitled to recover contract damages, administrative costs for any cover or resale and any other costs including but not limited to court costs and reasonable legal fees incurred in recovering such damages.

9.             Default.  If the Seller fails to sell and deliver or the Buyer fails to take delivery of or pay the purchase price for all of the Oil required to be sold and delivered by the terms of this Agreement; or if either party fails to establish any letter of credit required elsewhere in this Agreement; or if either party becomes insolvent (defined for the purposes hereof as a failure to meet its obligations as they become due); files a voluntary petition in bankruptcy, or seeks reorganization, receivership, or arrangements with respect to its debts; files an answer admitting any material allegation of any insolvency petition filed pursuant to any insolvency act, whether federal or state; applies for, consents to, or falls to obtain the dismissal or discharge of an order for the appointment of a receiver or trustee for any substantial part of its property or assets; or, fails to satisfy or to appeal from any material judgment or attachment within 30 days from the date of entry; or if either commits any material breach of the terms of this Agreement and fails to promptly cure such breach after notice by the other party, that party shall be in default.  In any such event the other party may cancel or suspend deliveries or receipts or cancel this Agreement and offset any payments due the other party under this Agreement or other Agreements between the two parties, and may do so without prejudice to any claim for damages or any other right or remedy under this Agreement or applicable law.

10.           Conditions of the Property.  Seller agrees to maintain its tanks and appurtenances related thereto such as ladders1 handrails and catwalks, other equipment used in the crude oil measuring and delivery areas, the ingress and egress roads and other improvements to the property as well as the property itself in a safe and workmanlike condition such that Buyer, its employees and agents may access the property to perform the duties and obligations set forth in this agreement without injury.  Seller agrees to indemnify and hold Buyer harmless from any cost, expense, loss, or liability (including reasonable attorney’s fees) for personal injury and/or property damage caused by or related to the condition of the tanks, appurtenances, equipment, roads or property whether suffered by Buyer, Buyer’s employee, or an employee of Buyer’s contractors, agents, or affiliates unless such injury or damage was caused by the sole negligence of Buyer or Buyer’s contractor or agent.

11.           Integration and Amendments.  This Agreement, embodies the entire understanding of the parties hereto and supersedes all prior negotiations, understandings and agreements between them in respect to the entire matter hereof.  The provisions hereof may be waived, supplemented or amended only by an instrument in writing signed by a duly authorized representative of each of the parties hereto.

12.           Severability.  If any portion of this Agreement shall be adjudged illegal or unenforceable, the remainder of this Agreement shall continue to be enforceable if commercially reasonable.

13.           Notices.  All notices, statements or other communications to be given, submitted or made by either party to the other shall be sufficiently given if in writing and sent by air mail, postage prepaid, or by telegraph, telex, radio or cable to the address of such party as specified on page one of this Agreement.  Either party may change its address for the purpose set forth in this paragraph upon giving fifteen (15) days prior written notice to the other party.

EXHIBIT “A”

CRUDE OIL PURCHASE AGREEMENT

LADDER ENERGY COMPANY — COPA #502606

EFF LEASE DATE	LEASE NAME	SUNOCO P/N	LEGAL DESC.	COUNTY/ST	TEMP MKTG ADJ EFF 09/05			(-)	TRANS ADJ	NET ADJ EFF 09/05			*****(2)	POSTED PRICE*

07/01/00	LEE A 1-15	035663	SEC 15-20N-08W	GARFIELD/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
07/01/00	GUNGOLL FEE UNIT, MARKES #1	035664	SEC 11-20N-08W	GARFIELD/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
07/01/00	MCBURNEY #2	965285	SEC 22-23N-06W	GARFIELD/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
07/01/00	MCBURNEY	965373	SEC 22-23N-06W	GARFIELD/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	BOWLING #28-3	033581	SEC 28-26N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	BOWLING #28-1	033580	SEC 28-26N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	BOWLING #34-1	033582	SEC 34-26N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	BOWLING #34-4	033583	SEC 34-26N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	BULES #1-28	500198	SEC 28-26N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	BULES #2-28	500199	SEC 28-26N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	CHURCH #1-21	500192	SEC 21-26N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	DAVID #1-34	500200	SEC 34-26N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	DAY #1	033584	SEC 25-26N-06W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	DOWNEY TANK	036091	SEC 23-26N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	ELLIOTT 24-1	033585	SEC 24-20N-02W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	FORRESTER “A”-17	400264	SEC 17-25N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	FOTHERGILL 1-8	962619	SEC 08-25N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	HAZEL 1-20	003730	SEC 20-25N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	HEADLINER #1-29	838911	SEC 29-26N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	HOLDEN #1-27	500201	SEC 27-26N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	HOLDEN #2-27	500202	SEC 27-26N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	JACK KUBIK 1-21	500211	SEC 21-26N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	KIRK 1A	400885	SEC 26-26N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	LEFORCE #1-22	500213	SEC 22-26N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	KIRK #2-27	500206	SEC 27-26N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	KIRK #2A-27	500204	SEC 27-26N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	KIRK #2B-27	500207	SEC 27-26N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	KIRK #28-3	033586	SEC 28-26N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	K KIRK #28-1	033587	SEC 28-26N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	KIRK #3-26	500208	SEC 26-26N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	LAMB #1-35, 2-35	500212	SEC 35-26N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	LAWLESS 1-20	003731	SEC 20-25N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	MCCOY #16-1	033588	SEC 16-26N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	MCKEE #27-1 THRU 4	033589	SEC 27-26N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	M.A.S. 1-29	003733	SEC 29-25N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	MARGARET 1-29	003732	SEC 29-25N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	MARY SMITH 1-29	967639	SEC 29-26N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	OVERTON 1-29	500214	SEC 29-26N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	PREWITT #1-28	500216	SEC 28-26N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	REYNOLDS 1-19	003734	SEC 19-25N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	SALLY ANNETTE 1-28	018996	SEC 28-25N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	SNOWSHOE #1-29	883406	SEC 29-26N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	SPRAGUE #1-27	500193	SEC 27-26N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	SPRAGUE #2-27	500194	SEC 27-26N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	SPRAGUE #3-27	500218	SEC 27-26N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	TED 1-8	887332	SEC 08-25N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	VIVIAN 1-21	968421	SEC 21-25N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
02/01/00	WILKENS #1-16	405775	SEC 16-25N-05W	GRANT/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
08/01/04	DAVENPORT UNIT	821017	SEC 03-14N-05E	LINCOLN/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
08/01/04	SOWARDS #1	047366	SEC 25-15N-05E	LINCOLN/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
08/01/04	STATE SCHOOL A1	884742	SEC 36-15N-05E	LINCOLN/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7
08/01/04	STATE SCHOOL #1	884746	SEC 36-15N-05E	LINCOLN/OK	$	*****	(2)		$0.00	$	*****	(2)		COL. 7

*AS POSTED IN SUNOCO PARTNERS MARKETING AND TERMINALS LP PRICE BULLETIN SUMMARY

(2) THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS.  ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

EXHIBIT “A”

CRUDE OIL PURCHASE AGREEMENT

LADDER ENERGY COMPANY — COPA #502606

EFF LEASE DATE	LEASE NAME	SUNOCO P/N	LEGAL DESC.	COUNTY/ST	TEMP MKTG ADJ EFF 10/05			(-)	TRANS ADJ	NET ADJ EFF 09/05			*****(3)	POSTED PRICE*

07/01/00	LEE A 1-15	035663	SEC 15-20N-08W	GARFIELD/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
07/01/00	GUNGOLL FEE UNIT, MARKES #1	035664	SEC 11-20N-08W	GARFIELD/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
07/01/00	MCBURNEY #2	965285	SEC 22-23N-06W	GARFIELD/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
07/01/00	MCBURNEY	965373	SEC 22-23N-06W	GARFIELD/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	BOWLING #28-3	033581	SEC 28-26N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	BOWLING #28-1	033580	SEC 28-26N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	BOWLING #34-1	033582	SEC 34-26N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	BOWLING #34-4	033583	SEC 34-26N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	BULES #1-28	500198	SEC 28-26N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	BULES #2-28	500199	SEC 28-26N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	CHURCH #1-21	500192	SEC 21-26N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	DAVID #1-34	500200	SEC 34-26N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	DAY #1	033584	SEC 25-26N-06W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	DOWNEY TANK	036091	SEC 23-26N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	ELLIOTT 24-1	033585	SEC 24-20N-02W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	FORRESTER “A”-17	400264	SEC 17-25N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	FOTHERGILL 1-8	962619	SEC 08-25N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	HAZEL 1-20	003730	SEC 20-25N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	HEADLINER #1-29	838911	SEC 29-26N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	HOLDEN #1-27	500201	SEC 27-26N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	HOLDEN #2-27	500202	SEC 27-26N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	JACK KUBIK 1-21	500211	SEC 21-26N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	KIRK 1A	400885	SEC 26-26N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	LEFORCE #1-22	500213	SEC 22-26N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	KIRK #2-27	500206	SEC 27-26N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	KIRK #2A-27	500204	SEC 27-26N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	KIRK #2B-27	500207	SEC 27-26N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	KIRK #28-3	033586	SEC 28-26N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	K KIRK #28-1	033587	SEC 28-26N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	KIRK #3-26	500208	SEC 26-26N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	LAMB #1-35, 2-35	500212	SEC 35-26N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	LAWLESS 1-20	003731	SEC 20-25N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	MCCOY #16-1	033588	SEC 16-26N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	MCKEE #27-1 THRU 4	033589	SEC 27-26N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	M.A.S. 1-29	003733	SEC 29-25N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	MARGARET 1-29	003732	SEC 29-25N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	MARY SMITH 1-29	967639	SEC 29-26N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	OVERTON 1-29	500214	SEC 29-26N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	PREWITT #1-28	500216	SEC 28-26N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	REYNOLDS 1-19	003734	SEC 19-25N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	SALLY ANNETTE 1-28	018996	SEC 28-25N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	SNOWSHOE #1-29	883406	SEC 29-26N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	SPRAGUE #1-27	500193	SEC 27-26N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	SPRAGUE #2-27	500194	SEC 27-26N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	SPRAGUE #3-27	500218	SEC 27-26N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	TED 1-8	887332	SEC 08-25N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	VIVIAN 1-21	968421	SEC 21-25N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
02/01/00	WILKENS #1-16	405775	SEC 16-25N-05W	GRANT/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
08/01/04	DAVENPORT UNIT	821017	SEC 03-14N-05E	LINCOLN/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
08/01/04	SOWARDS #1	047366	SEC 25-15N-05E	LINCOLN/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
08/01/04	STATE SCHOOL A1	884742	SEC 36-15N-05E	LINCOLN/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7
08/01/04	STATE SCHOOL #1	884746	SEC 36-15N-05E	LINCOLN/OK	$	*****	(3)		$0.00	$	*****	(3)		COL. 7

*AS POSTED IN SUNOCO PARTNERS MARKETING AND TERMINALS LP PRICE BULLETIN SUMMARY

(3) THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS.  ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.